Exhibit 10.5

AMENDMENT AGREEMENT (HEREINAFTER, THE “AMENDMENT AGREEMENT”) TO THE TEMPORARY OCCUPANCY AND EASEMENT RIGHTS AGREEMENT EXECUTED ON AUGUST 20, 2007, ENTERED INTO BY AND BETWEEN U.S. PRECIOUS METALS DE MEXICO, S.A. DE C.V. (“USPM”), REPRESENTED HEREIN BY MR. DAVID WAYNE BURNEY, ITS LEGAL REPRESENTATIVE, ON ONE HAND, AND ON THE OTHER, MESSRS. VICTORIO GUTIERREZ CARDENAS AND IRMA BAÑUELOS SERRATO (JOINTLY, THE “OWNERS”), ON THEIR OWN BEHALF, PURSUANT TO THE FOLLOWING BACKGROUND, RECITALS AND CLAUSES:

BACKGROUND

          Whereas, on August 20, 2007, USPM and the Owners executed a Temporary Occupancy and Easement Rights Agreement (the “Original Agreement”), whereby the Owners granted to USPM an exclusive right to use and occupy the lands of their ownership that partially cover the mining lots where the mining concessions of USPM are located, set forth in Annex A of the Original Agreement (the “Mining Concessions”).

RECITALS

I.	USPM hereby represents through its legal representative that:

          1.     It is a company duly organized and incorporated pursuant to the laws of the United Mexican States, as evidenced in public deed number 15,970, dated March 5, 2003, granted before Ms. Maria Guadalupe Perez Palomino, Notary number 91 of the Federal District, and which first true copy was duly registered before the Public Registry of Commerce of the Federal District under mercantile number 306,255.

          2.     Its legal representative has the necessary authority to enter into this Amendment Agreement and that such authority has not been limited, modified or revoked in any manner whatsoever, as evidenced in the public deed number 103,172, dated March 24, 2009, granted before Mr. Javier Arce Gargollo, Notary number 74 of the Federal District, and which first true copy was duly registered before the Public Registry of Commerce of the Federal District on April 6, 2009, under mercantile number 306,255.

3. It wishes to enter into this Amendment Agreement in order to amend Clauses First, Fifth and Fifteenth of the Original Agreement.

II.	The Owners hereby represents on their own behalf that:

          1.     They are the owners of the lands, which surface, boundaries and adjoining properties are specified in Annex A hereto (the “Lands”) consisting of public deed number 7,467, dated May 11, 1993, granted before Mr. Adolfo Orzoco Yepez, Notary substitute number 15 of Morelia, Michoacan, and which first true copy was duly registered before the Public Registry of Ownership of Morelia under volumes 205 and 240, registries 107 and 56 of the Book of Properties of the District of Tacambaro, municipality of Caracuaro, Michoacan.

2. As of the date of this Amendment Agreement, the Lands are free from any lien, encumbrances or limitations of ownership whatsoever.

          3.     They recognize and acknowledge that the Mining Concessions owned by USPM and identified in the Original Agreement are located within the boundaries of the Lands according to the map attached hereto as Annex B, which shows the information related to the starting point and its corresponding coordinates, to the auxiliary line or lines and to the perimeter of land subject matter of the temporary occupancy and easement, as well as the link to the starting point of each of the Mining Concessions benefited by such temporary occupancy and easement.

4. They wish to enter into this Amendment Agreement in order to amend Clauses First, Fifth and Fifteenth of the Original Agreement.

III.	The parties hereby represents that:

1. They execute this Amendment Agreement freely and at their own will, and that there has been no error, fraud, duress or bad faith between them in its execution.

Pursuant to the above, the parties agree the following:

CLAUSES

FIRST.- USPM and the Owners hereby agree to amend Clause First of the Original Agreement in order to delete the definitions of “Annual Rent” and “Occupancy Rights” and insert the following definitions instead:

“Annual Rent”.- Shall mean the annual rent set forth in Clause Fifth of this Agreement to be paid by THE COMPANY to MR. VICTORIO AND MS. IRMA for the use, occupancy and easement of the Mining Occupancy Lot pursuant to the terms of Clause Fifth.”

“Occupancy and Easement Rights”.- Shall mean the exclusive right to use and occupy, during the term of this Agreement, the lands covered by the Mining Occupancy Lot, in order to perform the Mining Activities, as well as a voluntary easement which will be irrevocable, continuous and for value consideration, regarding the Lands during the term of this Agreement or until THE COMPANY performs the Mining Activities, whichever is longer, in order for THE COMPANY to have the right of way and the right of use of the Lands being able to freely pass through the same and to install machinery, equipment and facilities necessary for the performance of the Mining Activities.”

SECOND.- USPM and the Owners hereby agree to amend Clause Fifth of the Original Agreement, which once amended hereinafter must be read as follows:

“5. Rent.- As consideration for the assignment of the Occupancy and Easement Rights subject matter of this Agreement, THE COMPANY shall pay MR. VICTORIO AND MS. IRMA an Annual Rent equal to the amount of One Hundred Twenty Six Thousand and Eight Hundred 00/100 Mexican Pesos (MX$126,800.00), lawful currency in the United Mexican States, which includes the corresponding value added tax. The Annual Rent shall be paid in two installments to be done within the first five (5) days of the months of April and October of each year. The parties agree that the Annual Rent shall be adjusted on a yearly basis according to the variation of the Index of Prices applicable to the immediate twelve months prior to the date when the first installment of the Annual Rent may be required.

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5.1 MR. VICTORIO AND MS. IRMA shall issue an invoice that meets the applicable tax requirements upon each payment of the Annual Rent. Since the Annual Rent includes the corresponding value added tax, the payment of such tax shall be borne by MR. VICTORIO AND MS. IRMA, who hereby release the COMPANY from any liability in connection with the payment of such value added tax or any other tax.

5.2 In the event of any dispute between THE COMPANY and MR. VICTORIO AND MS. IRMA in connection with the fixing of the Annual Rent, THE COMPANY, at its own cost and prior to the notice of the commencement of the Commercial Production, shall request and obtain the Appraisal from the Commission. A certified copy of the Appraisal shall be attached to the notice of starting of Commercial Production.”

THIRD.- USPM and the Owners hereby agree to amend Clause Fifteenth of the Original Agreement in order to substitute the term “Monthly Rent” for the term “Annual Rent”.

FOURTH.- The parties hereby acknowledge that the first installment of the Annual Rent, corresponding to the period started on April of this year, has been fully paid by USPM to the Owners.

FIFTH.- The parties agree and covenant that the execution of this Amendment Agreement shall not imply any modification, novation or extinction of any rights and obligations under the Original Agreement and all the terms and conditions of the Original Agreement shall remain valid and in full effect except for Clauses First, Fifth and Fifteenth of the Original Agreement which amendments are the main purpose of this Amendment Agreement. All defined terms which meaning is not defined in this Amendment Agreement shall have the meaning ascribed thereto in the Original Agreement

SIXTH.- USPM and Mr. Victorio Gutierrez Cardenas agree that through the execution of this Amendment Agreement, the Temporary Occupancy and Easement Rights Agreement executed on August 20, 2007 by and between Mr. Victorio Gutierrez Cardenas and USPM, ratified before Mr. Emilio Solorzano Solis, Notary Public number 97 of Morelia, Michoacan is terminated and without any legal effect. The parties hereby acknowledge that there is no obligation outstanding related to said agreement and, therefore, grant each other the broadest release as permitted by applicable law, waiving any action or right that they may have against each other under such agreement.

SEVENTH.- This Amendment Agreement and the Original Agreement shall be governed by the Civil Code for the State of Michoacan and, in the event of any controversy, the parties agree to irrevocably submit themselves to the jurisdiction of the courts of Mexico City, Federal District, Mexico, expressly waiving herein any other jurisdiction to which they may be entitled by reason of their present or future domiciles or otherwise

(Signature Page Follows)

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PURSUANT TO THE FOREGOING, the parties, knowledgeable of its legal force and effect, sign four copies of this Amendment Agreement; USPM shall keep two copies and each of the Owners one of the two remaining, in the city of Morelia, Michoacan, United Mexican States, on _______ __, 2009.

“USPM”	“THE OWNERS”
U.S. Precious Metals de Mexico, S.A. de C.V.

_________________________	_________________________
Mr. David Wayne Burney	Mr. Victorio Gutierrez Cardenas
Legal Representative	On its own behalf

_________________________
Ms. Irma Bañuelos Serrato
On its own behalf

WITNESSES

__________________________	_________________________
Name:	Name:
Address:	Address:

ANNEX A

PUBLIC DEED CONTAINING THE OWNERSHIP OF THE LANDS

ANNEX B

MAP OF THE MINING CONCESSIONS, SHOWING THEIR LOCATION WITHIN THE LANDS